SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934


Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[X]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only (as permitted by Rule
      14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12


 ...............................ADVISORS SERIES TRUST............................
                (Name of Registrant as Specified In Its Charter)

 ................................................................................
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
         1) Title of each class of securities to which transaction applies:
         .......................................................................
         2) Aggregate number of securities to which transaction applies:
         .......................................................................
         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11
                (Set forth the amount on which the filing fee is calculated and state how it was determined):
         .......................................................................
         4) Proposed maximum aggregate value of transaction:
         .......................................................................
         5) Total fee paid:

[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11-(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1) Amount Previously Paid:
         .......................................................................
         2) Form, Schedule or Registration Statement No.: Schedule 14A
         .......................................................................
         3) Filing Party: Registrant
         .......................................................................
         4) Date Filed: August 6, 1998
         .......................................................................

                              Advisors Series Trust
                              Kaminski Poland Fund
                      4455 East Camelback Road, Suite 261E
                             Phoenix, Arizona 85018

                            Notice of Special Meeting
                          To Be Held September 4, 1998

         To the shareholders of Kaminski Poland Fund (the "Fund"), a series of Advisors Series Trust (the "Trust"), for a Special Meeting of Shareholders of the Fund to be held on September 4, 1998:

         Notice is hereby given that a Special Meeting (the "Meeting") of Shareholders of the Fund, will be held on September 4, 1998, at 10:00 a.m., Mountain Standard Time, at the offices of the Trust, 4455 East Camelback Road, Suite 261E, Phoenix, Arizona 85018. At the Meeting, you and the other shareholders of the Fund will be asked to consider and vote:

1.       To approve a Change of Subclassification Under the 1940 Act.

2. To transact such other business as may properly come before the Meeting or any adjournments thereof.

         Shareholders of record at the close of business on August 10, 1998 are entitled to notice of, and to vote at, the Meeting. Please read the accompanying Proxy Statement. Regardless of whether you plan to attend the Meeting, PLEASE COMPLETE, SIGN AND RETURN PROMPTLY THE ENCLOSED PROXY CARD, IN THE SELF-ADDRESSED, POSTAGE-PAID ENVELOPE, so that a quorum will be present and a maximum number of shares may be voted. If you attend the Meeting, you may change your vote at that time.

                                            By Order of the Board of Trustees



                                            Chris Kissack, Secretary
                                            Phoenix, Arizona
                                            August 17, 1998
                                            Advisors Series Trust
                                            Kaminski Poland Fund
                                            4455 East Camelback Road, Suite 261E
                                            Phoenix, Arizona 85018

                                 PROXY STATEMENT

         To the shareholders of the Kaminski Poland Fund (the "Fund"), a series of Advisors Series Trust (the "Trust"), an open-end management investment company, for a Special Meeting of Shareholders of the Fund to be held on September 4, 1998:

         This Proxy Statement is furnished by the Trust to the shareholders of the Fund on behalf of the Trust's Board of Trustees in connection with the Fund's solicitation of voting instructions for use at a Special Meeting of Shareholders of the Fund (the "Meeting") to be held on September 4, 1998 at 10:00 a.m., Mountain Standard Time, at the offices of the Trust, 4455 East Camelback Road, Suite 261E, Phoenix, Arizona 85018 for the purposes set forth below and in the accompanying Notice of Special Meeting. The mailing date of this Proxy Statement is August 17, 1998. At the Meeting, the shareholders of the Fund will be asked:

1.       To approve a Change of the Subclassification Under the 1940 Act.

2. To transact such other business as may properly come before the Meeting or any adjournments thereof.

         Any voting instructions given to the Fund may be revoked at any time before the Meeting by notifying the Secretary of the Trust.

         The Trust will request broker-dealer firms, custodians, nominees and fiduciaries to forward proxy materials to the beneficial owners of the shares of the Fund held of record by such persons. Kaminski Poland Fund may reimburse such broker-dealer firms, custodians, nominees and fiduciaries for their reasonable expenses incurred in connection with such proxy solicitation. In addition to the solicitation of proxies by mail, officers and employees of the Trust, without additional compensation, may solicit proxies in person or by telephone. The costs associated with such solicitation and the Meeting will be borne by the Fund and not the Trust.

         If sufficient votes are not received by the date of the Meeting, a person named as proxy may propose one or more adjournments of the Meeting for a period or periods not more than 120 days in the aggregate to permit further solicitation of proxies. The persons named as proxies will vote all proxies in favor of adjournment that voted in favor of proposal no. 1 (or abstained) and vote against adjournment all proxies that voted against proposal no. 1.

         Shareholders of the Fund at the close of business on August 10, 1998 will be entitled to be present and vote at the Meeting. As of that date, there were _________ shares of Kaminski Poland Fund outstanding and entitled to vote, representing total net assets of approximately $_________.

         To the knowledge of the Trust's management, before the close of business on August 10, 1998 the Officers and Trustees of the Trust owned, as a group, less than 1% of the shares of the Fund.

         To the knowledge of the Trust's management, before the close of business on August 10, 1998, the only persons owning beneficially more than 5% of the outstanding shares of the Fund were as follows:

         Name and Address                        Shares held and Percent of Fund
         ----------------                        -------------------------------

         The Fund's current investment Advisor is Kaminski Asset Management, Inc., 319 1st Avenue, Suite 400, Minneapolis, Minnesota 55401. The Fund's distributor is First Fund Distributors, Inc., 4455 East Camelback Road, Suite 261E, Phoenix, Arizona 85018. The Fund's Transfer Agent is American Data Services, Inc., 150 Motor Parkway, Suite 109, Hauppauge, New York 11788.

         The persons named in the accompanying proxy will vote in each case as directed in the proxy, but in the absence of such direction, they intend to vote FOR proposal no. 1 and may vote in their discretion with respect to other matters not now known to the Board of Trustees that may be presented to the Meeting.

                                 PROPOSAL NO. 1:

                          APPROVAL OR DISAPPROVAL OF A
                           CHANGE OF SUBCLASSIFICATION
                               UNDER THE 1940 ACT

         At present, the Fund is subject to portfolio diversification requirements imposed by the diversification requirements applicable to regulated companies under the U.S. Internal Revenue Code of 1986 (the "Code"), and by the Fund's current subclassification under the investment Company Act of 1940 (the "1940 Act") as a diversified investment company.

         The Advisor has found the diversification requirements of the 1940 Act to be the more constraining of the two sets of diversification requirements. The Advisor believes that the Fund would have greater investment flexibility if the Fund changed its subclassification under the 1940 Act so that the Fund would no longer be subject to the diversification requirements of the 1940 Act. To this end, the Advisor recommends that the Fund's shareholders approve the change in the Fund's subclassification under the 1940 Act from a diversified company to a non-diversified company. The Fund would remain subject to the diversification requirements applicable to it under the Code.

         Under the 1940 Act, a diversified company must have at least 75% of the value of its total assets represented by cash and cash items (including receivables), U.S. Government securities, securities of other investment companies, and other securities limited in respect of any one issuer to an amount not greater in value than 5% of the value of the total assets of the investment company, and to not more that 10% of the outstanding voting securities of such issuer.

         Under the Code, to qualify as a regulated investment company, the Fund must, among other things, diversify its holdings so that, at the end of each quarter of its taxable year, (i) at least 50% of the market value of the Fund's total assets is represented by Cash (including cash items and receivables), U.S. Government securities, and other securities, with such other securities limited, for purposes of this calculation, in respect of any one issuer, to an amount not greater in value than 5% of the value of the Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer; and (ii) not more than 25% of the market value of its total assets is invested in the securities (other that U.S. Government securities) of any one issuer, or any two or more issuers that are controlled by the Fund and that are engaged in the same, similar, or related businesses.

         Therefore, assuming the Fund had non-diversified status under the 1940 Act and were fully invested in equities, under the Code, the Fund would be permitted to invest in as few as twelve companies, as of the end of any quarter. While the greater investment in securities of fewer issuers that would be permitted to the Fund would reduce diversification of risk, it would also allow the portfolio to better reflect the Polish securities market, in that securities of relatively few companies account for a greater share of the capitalization of the market than is the case in the United States. For example, the WIG Index (the "Index"), the widely followed stock index of the 99 largest Polish companies (by market capitalization and stock exchange turnover) which the Advisor views as the most important benchmark for measuring Fund performance, includes 15 stocks which comprise approximately 65% of the Index.

         The 1940 Act diversification requirements effectively limit the number of stocks in which the Fund may take over 5% positions. The Fund might wish to take more of these over 5% positions either to replicate the Index, to overweight certain of the larger component stocks relative to their Index weightings, or to take a significant position in another stock regarded as especially attractive.

Information Regarding the Advisor
---------------------------------

         The Advisor's principal executive officers and directors are shown below. The address of each, as it relates to his duties at the Advisor, is the same as that of the Advisor.

                  M. G. Kaminski,

Trustees' Consideration
-----------------------

         A Change of Subclassification Under the 1940 Act was approved by the Board of Trustees of the Fund, including a majority of the non-interested Trustees, via a Consent in Lieu of a Special Meeting of the Trustee's on August 10, 1998.

         The Board of Trustees of the Trust were presented with information demonstrating the need for a Change of Subclassification Under the 1940 Act. In considering the change of subclassification, the Trustees had before them information that will allow them to evaluate the experience of the Advisor's key personnel in non-diversified portfolio management. The Trustees were asked to give consideration to all factors deemed to be relevant to the Fund, including, but not limited to the following: (1) the past experience of the key personnel of the Advisor as it pertains to non-diversified portfolio management; (2) the performance of the Fund since commencement of operations; (3) the risks associated with a non-diversified portfolio, as well as the potential rewards; and (4) other factors deemed relevant.

         Along with the approval of the Board of Trustees of the Trust, the affirmative vote of the holders of a majority of the outstanding shares of the Fund is required for a Change of Subclassification Under the 1940 Act, with respect to the Fund to become effective. "Majority" for this purpose under the Investment Company Act means the lesser of (i) 67% of the shares represented at the meeting if more than 50% of the outstanding shares is represented, or (ii) shares representing more than 50% of the outstanding shares. Abstentions will count as votes present at the Meeting for quorum purposes. All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon. Proxies received prior to the Meeting on which no vote is indicated will be voted "for" each proposal as to which it is entitled to vote. Abstentions do not constitute votes "for" a proposal and are treated as votes "against" a proposal. Broker non-votes (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the broker or nominees do not have discretionary power) do not constitute votes "for" or "against" a proposal and are disregarded in determining the "votes cast" when the voting requirement for a proposal is based in achieving a percentage of the outstanding shares entitled to vote present in person or by proxy at the Meeting. Broker non-votes do not constitute votes "for" and are treated as votes "against" when the voting requirement for a proposal is based on achieving a percentage of the outstanding shares entitled to vote. 40% of the outstanding shares entitled to vote on a proposal must be present in person or by proxy to have a quorum to conduct business at the Meeting. Broker non-votes will count as votes present at the Meeting for quorum purposes.

                 THE BOARD OF TRUSTEES OF THE TRUST HAS APPROVED
       THE SUBMISSION OF A CHANGE OF SUBCLASSIFICATION UNDER THE 1940 ACT
                          TO SHAREHOLDERS FOR APPROVAL

Additional Information on the Trust
-----------------------------------

         The following is a listing of the executive officers and Trustees of the Trust, their positions with the Trust. None of the executive officers or Trustees holds any position with the Advisor.

Officers                                    Title
--------                                    -----
Eric Banhazl                                President, Treasurer
Steven Paggioli                             Vice President, Asst. Secretary
Robert Wadsworth                            Vice President, Asst. Secretary
Chris Kissack                               Secretary

Trustees
--------
Walter E. Auch
Eric M. Banhazl
Donald E. O'Connor
George T. Wofford, III

                               GENERAL INFORMATION

Other Matters to Come Before the Meeting
----------------------------------------

         The Trust's management does not know of any matters to be presented at the Meeting other than those described in this Proxy Statement. If other business should properly come before the Meeting, the proxy holders will vote thereon in accordance with their best judgment.

Shareholder Proposals
---------------------

         The Meeting is a special meeting of shareholders. The Trust is not required to, nor does it intend to, hold regular annual meetings of its shareholders. If such a meeting is called, any shareholder who wishes to submit a proposal for consideration at the meeting should submit the proposal promptly to the Trust. Any proposal to be considered for submission to shareholders must comply with Rule 14a-8 under the Securities Exchange Act of 1934.

Reports to Shareholders
-----------------------

         The Trust will furnish, without charge, a copy of the most recent Annual Report to Shareholders of the Trust, and the most recent Semi-Annual
Report succeeding such Annual Report, if any, on request. Requests for such reports should be directed to the Fund's shareholder servicing agent, American Data Services, 150 Motor Parkway, Suite 109, Hauppauge, New York 11788.

IN ORDER THAT THE PRESENCE OF A QUORUM AT THE MEETING MAY BE ASSURED, PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY IS REQUESTED A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.




                                                     Advisors Series Trust
                                                     Kaminski Poland Fund



                                                     Chris Kissack, Secretary
                                                     Phoenix, Arizona
                                                     August 17, 1997

                                      PROXY

                              Kaminski Poland Fund

                         SPECIAL MEETING OF SHAREHOLDERS

                                September 4, 1998

                             SOLICITED ON BEHALF OF
                            THE BOARD OF TRUSTEES OF
                              ADVISORS SERIES TRUST

         The undersigned hereby appoints Robert H. Wadsworth and Eric Banhazl, and each of them, as proxies of the undersigned, each with the power to appoint his substitute, for the Special Meeting of Shareholders of Kaminski Poland Fund (the "Fund"), a series of Advisors Series Trust (the "Trust"), to be held on September 4, 1998 at the offices of Advisors Series Trust, 4455 East Camelback Road, Suite 261E, Phoenix, Arizona 85014, or at any and all adjournments thereof (the "Meeting"), to vote, as designated below, all shares of the Fund, held by the undersigned at the close of business on August 10, 1998. Capitalized terms used without definition have the meanings given to them in the accompanying Proxy Statement.

A SIGNED PROXY WILL BE VOTED IN FAVOR OF THE PROPOSAL LISTED BELOW UNLESS YOU HAVE SPECIFIED OTHERWISE. PLEASE SIGN, DATE AND RETURN THIS PROXY PROMPTLY. YOU MAY VOTE ONLY IF YOU HELD SHARES IN THE FUND AT THE CLOSE OF BUSINESS ON AUGUST 10, 1998. YOUR SIGNATURE AUTHORIZES THE PROXIES TO VOTE IN THEIR DISCRETION UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING, INCLUDING WITHOUT LIMITATION ALL MATTERS INCIDENT TO THE CONDUCT OF THE MEETING.

1. Approval of a Change of the Subclassification Under the 1940 Act to a Non-Diversified Company:

               FOR [    ]       AGAINST [    ]             ABSTAIN [    ]


Dated: ______________, 1998


-----------------------------------          -----------------------------------
Signature                                    Signature (if held jointly)

-----------------------------------          -----------------------------------
Title (if applicable)                        Title (if applicable)

Please sign exactly as name or names appear on your shareholder account statement. When signing as attorney, trustee, executor, administrator, custodian, guardian or corporate officer, please give full title. If shares are held jointly, each shareholder should sign.